LOANS AND ADVANCES TO CUSTOMERS	6 Months Ended
Jun. 30, 2026
Net Loans And Advances To Customers [Abstract]
LOANS AND ADVANCES TO CUSTOMERS	9. LOANS AND ADVANCES TO CUSTOMERS

	30 June 2026	31 December 2025
	£m	£m
Loans and advances to customers	245,014	206,723
Credit impairment loss allowances on loans and advances to customers	(804)	(730)
Residual value and voluntary termination provisions on finance leases	(39)	(27)
Net loans and advances to customers	244,171	205,966
For movements in expected credit losses, see the 'Movement in total exposures and the corresponding ECL' table in the Santander UK group level - Credit risk review section of the Risk review.
Loans and advances to customers increased mainly due to the acquisition of TSB, as set out in Note 29.